UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On April 30, 2013, Watts Water Technologies, Inc. (the “Company”) announced its financial results for the fiscal quarter ended March 31, 2013.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 29, 2013, the Board of Directors of the Company approved amendments to the Company’s By-Laws to require a stockholder submitting a proposal or director nomination to disclose, and update if necessary, additional information on the interests of such stockholder and such stockholder’s associates in the Company’s securities, including disclosure of any hedging transactions, derivative holdings, short positions or other economic interests or rights to vote the Company’s securities or similar agreements or arrangements.

The foregoing description of the amendments to the Company’s By-Laws is qualified in its entirety by reference to the full text of the amended By-Laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.          See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2013	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage General Counsel and Executive Vice President of Administration

EXHIBIT INDEX

Exhibit No.	Title

3.1	By-Laws of Watts Water Technologies, Inc.

99.1	Press Release dated April 30, 2013